UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

APA CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! APA CORPORATION 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET APA Corporation 2000 Post Oak Boulevard, Suite 100 Houston, TX 77056 You invested in APA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 09, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and May 23, 2024 10:00 AM CDT vote without entering a control number APA Corporation Annual Meeting of Shareholders will be held virtually. Please visit www.proxydocs.com/APA for additional information. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT APA CORPORATION This is an overview of the proposals being presented at the 2024 Annual Meeting Vote by May 22, 2024 upcoming shareholder meeting. Please follow the instructions on 11:59 PM ET the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01 Annell R. Bay For 02 Matthew R. Bob For 03 John J. Christmann IV For 04 Juliet S. Ellis For 05 Charles W. Hooper For 06 Chansoo Joung For 07 H. Lamar McKay For 08 Peter A. Ragauss For 09 David L. Stover For 10 Anya Weaving For 11 Ratification of Ernst & Young LLP as APA’s Independent Auditors For 12 Advisory Vote to Approve Compensation of APA’s Named Executive Officers For NOTE: The Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting or any adjournment thereof. *Please refer to the Proxy Statement “How to Register for and Access the Virtual Meeting” as advanced registration is required. Each holder of record of the Company’s common stock as of the record date may virtually attend and vote at the annual meeting by registering in advance.* Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.